AB VALUE FUNDS

-AB Global Real Estate Investment Fund (the “Fund”)

Class A (Ticker: AREAX); Class C (Ticker: ARECX); Advisor Class (Ticker: ARSYX);
Class R (Ticker: ARRRX); Class K (Ticker: ARRKX); Class I (Ticker: AEEIX)

Supplement dated August 2, 2024, to the Summary Prospectus and Prospectus (the “Prospectuses”) dated February 28, 2024, as amended, for the Fund.

At meetings of the Board of Directors of the Fund held on July 30-31, 2024, the Board approved the liquidation and termination of the Fund. Effective immediately, the Fund has suspended sales of its shares to investors who purchase shares directly from the Fund pending the completion of the liquidation and the payment of one or more liquidating distributions to the Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Fund will continue to offer its shares. The Fund expects to make its liquidating distributions on or about April 30, 2025.

In connection with the liquidation, the Board approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Fund’s shares, effective immediately. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of the Fund’s shares.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of other AB Mutual Funds, until April 28, 2025. Shareholders should be aware that the Fund will begin to convert its assets to cash and/or cash equivalents approximately three weeks before the liquidating distributions are made to shareholders, although the Fund may begin immediately to reduce or eliminate the use of derivatives to facilitate an orderly conversion process. After the Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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